Supplement dated March 19, 2009, to The Huntington Funds Investment Shares Prospectus and The Huntington Funds Trust Shares Prospectus, each dated May 1, 2008

Huntington Michigan Tax –Free Fund

The purpose of this supplement is to inform you that on March 19, 2009, Huntington Asset Advisors, Inc., the advisor of The Huntington Funds (“Trust”), recommended, and the Board of Trustees of The Huntington Funds approved, the liquidation of the Huntington Michigan Tax –Free Fund (the "Fund") as being in the best interests of the Fund's shareholders.

Shareholders may continue to redeem shares through the liquidation date, and such a redemption will be a taxable event for the redeeming shareholder. The liquidation generally will be a taxable event for shareholders that remain in the Fund until the liquidation date.    Shareholders should contact their tax advisors regarding the effect of the Fund's liquidation in light of their individual circumstances.  The Fund will waive any contingent deferred sales charges that would otherwise be payable by a Fund shareholder in connection with the liquidation or a redemption of shares prior to liquidation.

In connection with the liquidation, the Fund may depart from its stated goals, strategies and techniques as it begins to convert all of its portfolio securities to cash or cash equivalents in preparation for the distribution of its assets to shareholders.

The Fund will bear the expenses of its liquidation, which includes the cost of printing and distributing a prospectus supplement regarding the liquidation, legal expenses, and the brokerage and other transaction costs associated with selling portfolio holdings to effect the liquidation.

The liquidation is expected to occur on or about March 27, 2009.  All outstanding shares of the Fund will be redeemed for cash on or about that date.  As of March 19, 2009, the Fund will no longer accept orders to buy Fund shares from new investors and existing shareholders, including through the reinvestment of dividends.

If you have any questions regarding the liquidation, please contact The Huntington Funds at 1-800-253-0412.

Cusip 446327793
Cusip 446327447
Cusip 446327785

39988 (03/09)

Supplement dated March 19, 2009, to The Huntington Funds Statement of Additional Information dated May 1, 2008

Huntington Michigan Tax –Free Fund

The purpose of this supplement is to inform you that on March 19, 2009, Huntington Asset Advisors, Inc., the advisor of The Huntington Funds (“Trust”), recommended, and the Board of Trustees of The Huntington Funds approved, the liquidation of the Huntington Michigan Tax –Free Fund (the "Fund") as being in the best interests of the Fund's shareholders.

The liquidation is expected to occur on or about March 27, 2009.  All outstanding shares of the Fund will be redeemed for cash on or about that date.  As of March 19, 2009, the Fund will no longer accept orders to buy Fund shares from new investors and existing shareholders, including through the reinvestment of dividends.

If you have any questions regarding the liquidation, please contact The Huntington Funds at      1-800-253-0412.

Cusip 446327793
Cusip 446327447
Cusip 446327785

39987 (03/09)